UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

Table Trac, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-288383	88-0336568
(State of Incorporation)	(Commission file number)	(IRS Employer Identification Number)

6101 Baker Road, Suite 206,
Minnetonka, Minnesota 55345
(Address of principal executive offices) (Zip Code)

(952) 548-8877
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2015, the Board of Directors of Table Trac, Inc. appointed Brian Hinchley to serve as Chief Executive Officer. Mr. Hinchley had been serving as Table Trac’s Interim Chief Executive Officer since December, 15, 2014, and currently serves as Table Trac’s Chief Financial Officer, a position he has held since June 3, 2011.

Item 8.01. Other Events.

Table Trac issued a press release on April 29, 2015 to announce the appointment of Mr. Hinchley as Chief Executive Officer. A copy of Table Trac’s press release dated April 29, 2015 is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Table Trac, Inc. Press Release dated April 29, 2015 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLE TRAC, INC.:
(Registrant)

By:	/s/ Brian Hinchley
Brian Hinchley, Chief Financial Officer

Dated: April 30, 2015

EXHIBIT INDEX

99.1	Table Trac, Inc. Press Release dated April 29, 2015